SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------
                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        JULY 8, 1998
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                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


     DELAWARE                        1-183             23-0691590
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(State or other jurisdiction       (Commission        (I.R.S. Employer
  of incorporation)                 File Number)       Identification No.)


     100 CRYSTAL A DRIVE, HERSHEY, PENNSYLVANIA                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.     OTHER EVENTS

 On July 8, 1998 the Corporation announced that its earnings for the second quarter ending July 5, 1998 may be below market expectations by $.05 to $.07 per share. A copy of the press release dated July 8, 1998 announcing the Corporation's expectations regarding second quarter earnings is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 10, 1998
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                                    HERSHEY FOODS CORPORATION



                                    By   /S/ WILLIAM F. CHRIST
                                         ---------------------
                                        William F. Christ
                                        Senior Vice President, Treasurer and
                                        Chief Financial Officer






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                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
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   99              Press Release dated  July 8, 1998









































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